                                SERVICE AGREEMENT
                                RATE SCHEDULE WP

         AGREEMENT made as of March 31, 1995 by and between NewCorp Resources, Inc. (hereinafter "NCR", a corporation organized and existing user the laws of the State of Texas, and Cap Rock Electric Cooperative, Inc., (hereinafter "Customer"), organized and existing under the laws of the State of Texas.

         NCR and Customer, in consideration of the mutual covenants and agreements herein contained, and of the mutual benefits to be derived therefrom, hereby agree as follows:

         (1) NCR agrees to provide, and Customer agrees to take and pay for, all electric power and energy required by Customer at the delivery points specified in Exhibit A, attached hereto and made a part hereof, for resale by Customer.

         (2) Electric power and energy supplied under this Service Agreement by NCR to Customer shall be furnished in accordance with Rate Schedule WP (including applicable riders) and the Service Terms and Conditions as may be in effect from time to time under the authority of regulatory bodies having jurisdiction, and said Rate Schedule WP and the Service Terms and Conditions are incorporated in this Agreement to the same extent as if fully set forth herein.

         (3) NCR's obligation to provide power and energy hereunder to each delivery point shall be limited to the Contract Demands set forth in Exhibit A. The voltage and number of phases for electric service provided to each delivery point hereunder shall be as set forth in Exhibit A.

         (4) Exhibit A shall only be amended upon the written agreement of both parties, and in accordance with Rate Schedule WP and the Service Terms and Conditions.

         (5) Customer agrees to pay for all Direct Assignment Facilities identified in Exhibit B, attached hereto and made a part hereof; in accordance with Rider DAF-Direct Assignment Facilities.

         (6) This Service Agreement shall become effective on May 1, 1995 or, if later, on such day as it is permitted to become effective by the Federal Energy Regulatory Commission, and shall remain in effect until December 31, 2013, and year to year thereafter until canceled by either party with the termination being effective at the end of a calendar year, by giving written notice of termination at least five years prior to termination.

         (7) Customer agrees to grant or secure for NCR, at Customer's expense, any rights-of-way on property owned or controlled by Customer and to provide suitable space on said premises for installation of facilities where such right-of-way and space are necessary to provide electric service to Customer.

         (8) For the purposes of all notices, bills, statements, remittance or payments or written demands, the address of Customer shall be as indicated below unless specifically directed otherwise by Customer in writing in advance of notice.

                           Cap Rock Electric Cooperative, Inc.
                           500 West Wall, Suite 400
                           Midland, Texas 79101

         (9) This Agreement supersedes all previous agreements, written or verbal, between NCR and Customer for the service described herein and shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties hereto, provided that no assignment by Customer shall be binding upon NCR until accepted in writing by NCR. This Agreement is subject to all laws and governmental regulations and to the provisions of NCR's franchises now in effect or which may hereafter become effective.




ACCEPTED BY NCR:                       ACCEPTED BY CUSTOMER


/s/ Steven E. Collier                  /s/ [ILLEGIBLE]
------------------------------         ------------------------------
Signature                              Signature


President                              President/CEO
------------------------------         ------------------------------
Title                                  Title


April 26, 1995                         4/26/95
------------------------------         ------------------------------
Date Signed                            Date Signed

                                    EXHIBIT A

                             LIST OF DELIVERY POINTS

                       CAP ROCK ELECTRIC COOPERATIVE, INC.
                       ----------------------------------


                                               Contract              Service          In-Service
Name and Location                              Demand (kW)           Voltage (kV)     Date
-----------------                              -----------           ------------     -----------

Vealmoor-Located in Section                    100,000                    138         May 1, 1995
12, Block 33, T-3-N, T&P RR
Co. Survey, Borden County, Texas

Tate - Located near the boundary                Note 1                    138          May 1, 1995
of Sections 7 and 17, Block 40,
T-1-S, T&P RR Co. Survey,
Midland County, Texas












Note 1: There is no additional Contract Demand for the Tate delivery point. However, any portion of the Vealmoore Contract Demand may be taken through the Tate delivery point as system conditions allow.

                                   EXHIBIT B

                          DIRECT ASSIGNMENT FACILITIES

                       CAP ROCK ELECTRIC COOPERATIVE INC.
                        ---------------------------------

                                                                Monthly          In-Service
Delivery Point Name               Installed Cost                 Charge            Date
-------------------               --------------                -------          ----------

Vealmoor                          None                           N/A              N/A

Tate                              None                           N/A              N/A